Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
THIRD QUARTER 2019
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2019
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on October 16, 2019. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located in markets across the Mid-Atlantic, Midwest and Southeast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2019	2019	2019	2018	2018	2019	2018
Interest Income
Loans	$2,678	$2,672	$2,602	$2,555	$2,452	$7,952	$7,025
Investment securities	617	629	620	608	584	1,866	1,653
Other	208	196	206	196	187	610	545
Total interest income	3,503	3,497	3,428	3,359	3,223	10,428	9,223
Interest Expense
Deposits	531	515	472	419	336	1,518	810
Borrowed funds	468	484	481	459	421	1,433	1,173
Total interest expense	999	999	953	878	757	2,951	1,983
Net interest income	2,504	2,498	2,475	2,481	2,466	7,477	7,240
Noninterest Income
Asset management	464	445	437	428	486	1,346	1,397
Consumer services	402	392	371	387	377	1,165	1,115
Corporate services	469	484	462	468	465	1,415	1,381
Residential mortgage	134	82	65	59	76	281	257
Service charges on deposits	178	171	168	192	186	517	522
Other (a)	342	367	308	325	301	1,017	880
Total noninterest income	1,989	1,941	1,811	1,859	1,891	5,741	5,552
Total revenue	4,493	4,439	4,286	4,340	4,357	13,218	12,792
Provision For Credit Losses	183	180	189	148	88	552	260
Noninterest Expense
Personnel	1,400	1,365	1,414	1,348	1,413	4,179	4,123
Occupancy	206	212	215	202	195	633	616
Equipment	291	298	273	285	264	862	818
Marketing	76	83	65	84	71	224	201
Other	650	653	611	658	665	1,914	1,961
Total noninterest expense	2,623	2,611	2,578	2,577	2,608	7,812	7,719
Income before income taxes and noncontrolling interests	1,687	1,648	1,519	1,615	1,661	4,854	4,813
Income taxes	295	274	248	264	261	817	818
Net income	1,392	1,374	1,271	1,351	1,400	4,037	3,995
Less: Net income attributable to noncontrolling interests	13	12	10	14	11	35	31
Preferred stock dividends (b)	63	55	63	55	63	181	181
Preferred stock discount accretion and redemptions	1	1	1	1	1	3	3
Net income attributable to common shareholders	$1,315	$1,306	$1,197	$1,281	$1,325	$3,818	$3,780
Earnings Per Common Share
Basic	$2.95	$2.89	$2.62	$2.77	$2.84	$8.45	$8.03
Diluted	$2.94	$2.88	$2.61	$2.75	$2.82	$8.42	$7.96
Average Common Shares Outstanding
Basic	444	451	455	461	465	450	469
Diluted	445	452	456	463	467	451	472
Efficiency	58%	59%	60%	59%	60%	59%	60%
Noninterest income to total revenue	44%	44%	42%	43%	43%	43%	43%
Effective tax rate (c)	17.5%	16.6%	16.3%	16.3%	15.7%	16.8%	17.0%

(a)
Includes net gains (losses) on sales of securities of $3 million, $20 million, $13 million, $5 million, and $(1) million for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively, and $36 million and $(5) million for the nine months ended September 30, 2019 and September 30, 2018, respectively.

(b)
Dividends are payable quarterly other than Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.

(c)	The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Table 2: Consolidated Balance Sheet (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions, except par value	2019	2019	2019	2018	2018
Assets
Cash and due from banks	$5,671	$5,416	$5,062	$5,608	$5,248
Interest-earning deposits with banks (a)	19,036	18,362	15,261	10,893	19,800
Loans held for sale (b)	1,872	1,144	686	994	1,108
Investment securities – available for sale	69,057	69,355	65,051	63,389	61,211
Investment securities – held to maturity	18,826	18,948	18,818	19,312	19,593
Loans (b)	237,377	237,215	232,293	226,245	223,053
Allowance for loan and lease losses	(2,738)	(2,721)	(2,692)	(2,629)	(2,584)
Net loans	234,639	234,494	229,601	223,616	220,469
Equity investments (c)	13,325	13,001	12,567	12,894	12,446
Mortgage servicing rights	1,483	1,627	1,812	1,983	2,136
Goodwill	9,233	9,221	9,218	9,218	9,218
Other (b)	35,774	34,193	34,761	34,408	28,851
Total assets	$408,916	$405,761	$392,837	$382,315	$380,080
Liabilities
Deposits
Noninterest-bearing	$74,077	$69,867	$71,606	$73,960	$74,736
Interest-bearing	211,506	203,393	199,615	193,879	190,148
Total deposits	285,583	273,260	271,221	267,839	264,884
Borrowed funds
Federal Home Loan Bank borrowings	21,901	29,376	20,501	21,501	20,036
Bank notes and senior debt	27,148	27,694	25,598	25,018	26,676
Subordinated debt	5,473	5,406	5,977	5,895	5,764
Other (b)	6,832	6,549	7,784	5,005	5,479
Total borrowed funds	61,354	69,025	59,860	57,419	57,955
Allowance for unfunded loan commitments and letters of credit	304	291	279	285	288
Accrued expenses and other liabilities	12,220	13,804	12,902	9,002	9,851
Total liabilities	359,461	356,380	344,262	334,545	332,978
Equity
Preferred stock (d)
Common stock - $5 par value
Authorized 800 shares, issued 542 shares	2,711	2,711	2,711	2,711	2,710
Capital surplus	16,297	16,248	16,173	16,277	16,299
Retained earnings	41,413	40,616	39,742	38,919	38,080
Accumulated other comprehensive income (loss)	837	631	(5)	(725)	(1,260)
Common stock held in treasury at cost:103, 95, 90, 85 and 80 shares	(11,838)	(10,866)	(10,085)	(9,454)	(8,771)
Total shareholders’ equity	49,420	49,340	48,536	47,728	47,058
Noncontrolling interests	35	41	39	42	44
Total equity	49,455	49,381	48,575	47,770	47,102
Total liabilities and equity	$408,916	$405,761	$392,837	$382,315	$380,080

(a)
Amounts include balances held with the Federal Reserve Bank of Cleveland of $18.8 billion, $18.1 billion, $15.0 billion, $10.5 billion and $19.6 billion as of September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

(b)
Amounts include assets and liabilities for which PNC has elected the fair value option. Our second quarter 2019 Form 10-Q included, and our third quarter 2019 Form 10-Q will include, additional information regarding these items.

(c)	Amounts include our equity interest in BlackRock.

(d)	Par value less than $.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2019	2019	2019	2018	2018	2019	2018
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$32,926	$30,169	$29,002	$28,375	$28,241	$30,714	$26,746
Non-agency	1,716	1,801	1,890	1,993	2,128	1,802	2,265
Commercial mortgage-backed	5,728	5,545	5,368	4,830	4,366	5,549	4,449
Asset-backed	5,208	5,395	5,136	5,186	5,459	5,247	5,260
U.S. Treasury and government agencies	17,573	18,815	18,240	18,443	16,757	18,207	15,603
Other	3,053	3,237	3,671	3,920	3,996	3,316	4,113
Total securities available for sale	66,204	64,962	63,307	62,747	60,947	64,835	58,436
Securities held to maturity
Residential mortgage-backed	15,768	15,350	15,627	15,941	16,292	15,582	15,578
Commercial mortgage-backed	544	570	600	648	715	571	807
Asset-backed	79	172	177	185	189	143	194
U.S. Treasury and government agencies	769	765	760	756	752	765	747
Other	1,802	1,822	1,847	1,856	1,871	1,823	1,894
Total securities held to maturity	18,962	18,679	19,011	19,386	19,819	18,884	19,220
Total investment securities	85,166	83,641	82,318	82,133	80,766	83,719	77,656
Loans
Commercial	125,356	124,441	119,345	116,596	113,883	123,069	112,907
Commercial real estate	28,855	28,423	28,147	28,382	28,860	28,477	28,883
Equipment lease financing	7,272	7,283	7,263	7,216	7,202	7,273	7,512
Consumer	55,702	55,202	54,996	55,331	55,449	55,303	55,474
Residential real estate	20,497	19,496	18,794	18,405	17,948	19,602	17,609
Total loans	237,682	234,845	228,545	225,930	223,342	233,724	222,385
Interest-earning deposits with banks (b)	15,632	13,469	15,017	16,691	19,151	14,708	21,921
Other interest-earning assets	14,094	13,145	11,068	10,431	7,114	12,780	7,305
Total interest-earning assets	352,574	345,100	336,948	335,185	330,373	344,931	329,267
Noninterest-earning assets	54,135	51,862	48,950	47,906	47,504	51,668	47,332
Total assets	$406,709	$396,962	$385,898	$383,091	$377,877	$396,599	$376,599
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$56,271	$54,814	$54,702	$55,228	$55,507	$55,268	$56,732
Demand	65,444	64,431	63,480	62,207	60,138	64,459	60,058
Savings	64,054	61,949	58,821	55,065	52,919	61,627	50,845
Time deposits	21,173	20,040	18,813	18,743	17,756	20,017	17,081
Total interest-bearing deposits	206,942	201,234	195,816	191,243	186,320	201,371	184,716
Borrowed funds
Federal Home Loan Bank borrowings	25,883	22,681	21,491	20,683	21,516	23,368	21,067
Bank notes and senior debt	27,409	26,865	25,418	26,380	27,301	26,571	28,352
Subordinated debt	5,189	5,526	5,883	5,874	5,253	5,530	5,096
Other	5,452	7,263	6,991	5,847	5,768	6,564	4,966
Total borrowed funds	63,933	62,335	59,783	58,784	59,838	62,033	59,481
Total interest-bearing liabilities	270,875	263,569	255,599	250,027	246,158	263,404	244,197
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	72,149	71,648	71,402	75,228	76,155	71,736	76,666
Accrued expenses and other liabilities	14,529	13,122	11,242	10,833	8,853	12,975	8,971
Equity	49,156	48,623	47,655	47,003	46,711	48,484	46,765
Total liabilities and equity	$406,709	$396,962	$385,898	$383,091	$377,877	$396,599	$376,599

(a)	Calculated using average daily balances.

(b)
Amounts include average balances held with the Federal Reserve Bank of Cleveland of $15.3 billion, $13.2 billion, $14.7 billion, $16.4 billion and $18.8 billion for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively, and $14.4 billion and $21.6 billion for the nine months ended September 30, 2019 and September 30 2018, respectfully.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
	2019	2019	2019	2018	2018	2019	2018
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.70%	2.93%	2.94%	2.86%	2.76%	2.85%	2.68%
Non-agency	8.89%	7.99%	7.31%	7.08%	7.18%	8.04%	6.54%
Commercial mortgage-backed	2.97%	3.06%	3.13%	2.99%	2.72%	3.05%	2.75%
Asset-backed	3.31%	3.34%	3.35%	3.24%	3.37%	3.33%	3.12%
U.S. Treasury and government agencies	2.44%	2.48%	2.49%	2.41%	2.25%	2.47%	2.20%
Other	3.41%	3.33%	3.34%	3.37%	3.28%	3.36%	3.50%
Total securities available for sale	2.90%	3.01%	3.01%	2.93%	2.86%	2.97%	2.80%
Securities held to maturity
Residential mortgage-backed	2.78%	2.93%	3.01%	2.98%	2.92%	2.91%	2.88%
Commercial mortgage-backed	3.68%	3.57%	3.53%	3.68%	3.71%	3.59%	3.73%
Asset-backed	5.48%	3.92%	3.83%	3.76%	3.65%	4.18%	3.34%
U.S. Treasury and government agencies	2.86%	2.84%	2.81%	2.86%	2.85%	2.84%	2.83%
Other	4.40%	4.44%	4.40%	4.41%	4.42%	4.41%	4.42%
Total securities held to maturity	2.98%	3.10%	3.16%	3.14%	3.10%	3.08%	3.07%
Total investment securities	2.91%	3.03%	3.05%	2.98%	2.92%	3.00%	2.87%
Loans
Commercial	4.06%	4.22%	4.33%	4.17%	4.06%	4.20%	3.93%
Commercial real estate	4.40%	4.43%	4.37%	4.42%	4.10%	4.40%	3.98%
Equipment lease financing	3.82%	4.06%	3.93%	3.77%	3.78%	3.94%	3.54%
Consumer	5.61%	5.56%	5.54%	5.32%	5.17%	5.57%	5.00%
Residential real estate	4.21%	4.27%	4.29%	4.41%	4.45%	4.25%	4.40%
Total loans	4.47%	4.56%	4.61%	4.49%	4.36%	4.54%	4.23%
Interest-earning deposits with banks	2.17%	2.38%	2.43%	2.25%	1.97%	2.32%	1.74%
Other interest-earning assets	3.49%	3.55%	4.14%	3.93%	5.19%	3.70%	4.74%
Total yield on interest-earning assets	3.95%	4.06%	4.11%	3.99%	3.89%	4.04%	3.75%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	1.14%	1.17%	1.15%	.99%	.80%	1.15%	.66%
Demand	.58%	.55%	.52%	.46%	.32%	.55%	.26%
Savings	1.14%	1.19%	1.13%	1.04%	.92%	1.15%	.75%
Time deposits	1.66%	1.67%	1.55%	1.38%	1.18%	1.63%	1.02%
Total interest-bearing deposits	1.02%	1.03%	.98%	.87%	.71%	1.01%	.59%
Borrowed funds
Federal Home Loan Bank borrowings	2.48%	2.69%	2.77%	2.57%	2.42%	2.63%	2.14%
Bank notes and senior debt	3.21%	3.36%	3.50%	3.31%	2.92%	3.35%	2.76%
Subordinated debt	3.53%	4.17%	4.50%	4.44%	4.10%	4.09%	4.16%
Other	2.43%	2.44%	2.44%	2.36%	2.11%	2.44%	2.04%
Total borrowed funds	2.87%	3.08%	3.21%	3.07%	2.76%	3.05%	2.60%
Total rate on interest-bearing liabilities	1.45%	1.51%	1.50%	1.38%	1.21%	1.48%	1.08%
Interest rate spread	2.50%	2.55%	2.61%	2.61%	2.68%	2.56%	2.67%
Benefit from use of noninterest bearing sources (b)	.34	.36	.37	.35	.31	.35	.28
Net interest margin	2.84%	2.91%	2.98%	2.96%	2.99%	2.91%	2.95%

(a)
Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest yields for all earning assets, as well as net interest margins, we use interest income on a taxable-equivalent basis in calculating net interest yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles (GAAP) in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018 were $25 million, $27 million, $27 million, $28 million and $29 million, respectively. The taxable-equivalent adjustments to net interest income for the nine months ended September 30, 2019 and September 30, 2018 were $79 million and $87 million, respectively.

(b)	Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Table 5: Per Share Related Information (Unaudited)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2019	2019	2019	2018	2018	2019	2018
Basic
Net income	$1,392	$1,374	$1,271	$1,351	$1,400	$4,037	$3,995
Less:
Net income attributable to noncontrolling interests	13	12	10	14	11	35	31
Preferred stock dividends (a)	63	55	63	55	63	181	181
Preferred stock discount accretion and redemptions	1	1	1	1	1	3	3
Net income attributable to common shareholders	1,315	1,306	1,197	1,281	1,325	3,818	3,780
Less: Dividends and undistributed earnings allocated to nonvested restricted shares	6	4	5	5	6	15	16
Net income attributable to basic common shares	$1,309	$1,302	$1,192	$1,276	$1,319	$3,803	$3,764
Basic weighted-average common shares outstanding	444	451	455	461	465	450	469
Basic earnings per common share	$2.95	$2.89	$2.62	$2.77	$2.84	$8.45	$8.03
Diluted
Net income attributable to basic common shares	$1,309	$1,302	$1,192	$1,276	$1,319	$3,803	$3,764
Less: Impact of BlackRock earnings per share dilution	2	2	3	2	2	7	7
Net income attributable to diluted common shares	$1,307	$1,300	$1,189	$1,274	$1,317	$3,796	$3,757
Basic weighted-average common shares outstanding	444	451	455	461	465	450	469
Dilutive potential common shares	1	1	1	2	2	1	3
Diluted weighted-average common shares outstanding	445	452	456	463	467	451	472
Diluted earnings per common share	$2.94	$2.88	$2.61	$2.75	$2.82	$8.42	$7.96

(a)
Dividends are payable quarterly other than the Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.

Table 6: Details of Loans (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions	2019	2019	2019	2018	2018
Commercial lending
Commercial
Manufacturing	$21,846	$22,191	$22,575	$21,207	$21,272
Retail/wholesale trade	21,761	22,280	21,655	20,850	19,689
Service providers	16,189	15,387	15,266	14,869	14,386
Real estate related (a)	12,294	12,264	12,287	12,312	12,539
Financial services	10,437	11,916	10,475	9,500	9,441
Health care	8,137	8,594	8,731	8,886	9,217
Transportation and warehousing	7,216	6,588	6,744	5,781	5,715
Other industries	26,134	26,404	25,260	23,429	21,412
Total commercial	124,014	125,624	122,993	116,834	113,671
Commercial real estate	28,884	28,570	28,101	28,140	28,563
Equipment lease financing	7,290	7,409	7,348	7,308	7,214
Total commercial lending	160,188	161,603	158,442	152,282	149,448
Consumer lending
Home equity	24,971	25,132	25,500	26,123	26,628
Residential real estate	21,082	20,092	19,107	18,657	18,203
Automobile	16,004	15,612	14,707	14,419	14,309
Credit card	6,815	6,511	6,267	6,357	5,979
Education	3,461	3,555	3,707	3,822	3,954
Other consumer	4,856	4,710	4,563	4,585	4,532
Total consumer lending	77,189	75,612	73,851	73,963	73,605
Total loans	$237,377	$237,215	$232,293	$226,245	$223,053

(a) Includes loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6

Allowance for Loan and Lease Losses (Unaudited)

Table 7: Change in Allowance for Loan and Lease Losses

	September 30	June 30	March 31	December 31	September 30
Three months ended - dollars in millions	2019	2019	2019	2018	2018
Beginning balance	$2,721	$2,692	$2,629	$2,584	$2,581
Gross charge-offs:
Commercial	(41)	(50)	(25)	(30)	(26)
Commercial real estate	(11)	(2)	(3)
Equipment lease financing	(2)	(1)	(3)	(2)	(2)
Home equity	(11)	(18)	(23)	(25)	(24)
Residential real estate	(1)	(2)	(2)	3	(3)
Automobile	(71)	(54)	(58)	(54)	(40)
Credit card	(61)	(65)	(67)	(56)	(52)
Education	(7)	(7)	(6)	(7)	(7)
Other consumer	(36)	(28)	(28)	(29)	(24)
Total gross charge-offs	(241)	(227)	(215)	(200)	(178)
Recoveries:
Commercial	14	17	14	17	18
Commercial real estate	3	2	3	6	4
Equipment lease financing	2	2	2	2	1
Home equity	20	18	18	31	23
Residential real estate	4	4	3	3	8
Automobile	30	29	26	21	21
Credit card	7	7	7	6	6
Education	2	2	2	2	2
Other consumer	4	4	4	5	4
Total recoveries	86	85	79	93	87
Net (charge-offs) / recoveries:
Commercial	(27)	(33)	(11)	(13)	(8)
Commercial real estate	(8)			6	4
Equipment lease financing		1	(1)		(1)
Home equity	9		(5)	6	(1)
Residential real estate	3	2	1	6	5
Automobile	(41)	(25)	(32)	(33)	(19)
Credit card	(54)	(58)	(60)	(50)	(46)
Education	(5)	(5)	(4)	(5)	(5)
Other consumer	(32)	(24)	(24)	(24)	(20)
Total net (charge-offs)	(155)	(142)	(136)	(107)	(91)
Provision for credit losses	183	180	189	148	88
Net (increase) / decrease in allowance for unfunded loan commitments and letters of credit	(13)	(12)	6	3	1
Other	2	3	4	1	5
Ending balance	$2,738	$2,721	$2,692	$2,629	$2,584
Supplemental Information
Net charge-offs to average loans (annualized)	.26%	.24%	.24%	.19%	.16%
Allowance for loan and lease losses to total loans	1.15%	1.15%	1.16%	1.16%	1.16%
Commercial lending net charge-offs	$(35)	$(32)	$(12)	$(7)	$(5)
Consumer lending net charge-offs	(120)	(110)	(124)	(100)	(86)
Total net charge-offs	$(155)	$(142)	$(136)	$(107)	$(91)
Net charge-offs to average loans (annualized)
Commercial lending	.09%	.08%	.03%	.02%	.01%
Consumer lending	.62%	.59%	.68%	.54%	.46%

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7

Details of Nonperforming Assets (Unaudited)

Table 8: Nonperforming Assets by Type

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2019	2019	2019	2018	2018
Nonperforming loans, including TDRs
Commercial lending
Commercial
Retail/wholesale trade	$61	$42	$35	$38	$47
Manufacturing	109	88	88	54	43
Service providers	55	53	52	50	53
Real estate related (a)	33	19	16	17	18
Health care	17	15	19	20	14
Transportation and warehousing	13	21	8	8	7
Other industries	203	203	151	159	138
Total commercial	491	441	369	346	320
Commercial real estate	75	93	54	75	68
Equipment lease financing	10	6	7	11	5
Total commercial lending	576	540	430	432	393
Consumer lending (b)
Home equity	685	712	763	797	828
Residential real estate	325	339	339	350	363
Automobile	128	118	107	100	95
Credit card	9	8	7	7	6
Other consumer	5	7	7	8	9
Total consumer lending	1,152	1,184	1,223	1,262	1,301
Total nonperforming loans (c)	1,728	1,724	1,653	1,694	1,694
OREO and foreclosed assets	119	126	132	114	131
Total nonperforming assets	$1,847	$1,850	$1,785	$1,808	$1,825
Nonperforming loans to total loans	.73%	.73%	.71%	.75%	.76%
Nonperforming assets to total loans, OREO and foreclosed assets	.78%	.78%	.77%	.80%	.82%
Nonperforming assets to total assets	.45%	.46%	.45%	.47%	.48%
Allowance for loan and lease losses to nonperforming loans	158%	158%	163%	155%	153%

(a)	Includes loans related to customers in the real estate and construction industries.

(b)	Excludes most consumer loans and lines of credit, not secured by residential real estate, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.

(c)	Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale, loans accounted for under the fair value option and purchased impaired loans.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8

Details of Nonperforming Assets (Unaudited) (Continued)

Table 9: Change in Nonperforming Assets

	July 1, 2019	April 1, 2019	January 1, 2019	October 1, 2018	July 1, 2018 -
In millions	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Beginning balance	$1,850	$1,785	$1,808	$1,825	$1,854
New nonperforming assets	290	408	287	325	260
Charge-offs and valuation adjustments	(112)	(170)	(164)	(148)	(126)
Principal activity, including paydowns and payoffs	(122)	(101)	(92)	(97)	(99)
Asset sales and transfers to loans held for sale	(34)	(27)	(13)	(38)	(38)
Returned to performing status	(25)	(45)	(41)	(59)	(26)
Ending balance	$1,847	$1,850	$1,785	$1,808	$1,825

Table 10: Largest Individual Nonperforming Assets (a)

September 30, 2019 - Dollars in millions
Ranking	Outstandings	Industry
1	$33	Information
2	32	Manufacturing
3	29	Retail Trade
4	29	Real Estate and Rental and Leasing
5	29	Mining, Quarrying, and Oil and Gas Extraction
6	25	Real Estate and Rental and Leasing
7	21	Mining, Quarrying, and Oil and Gas Extraction
8	15	Construction
9	15	Service Providers
10	15	Manufacturing
Total	$243
As a percent of total nonperforming assets		13%

(a) Amounts shown are not net of related allowance for loan and lease losses, if applicable.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9

Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	Amount					Percent of Total Outstandings
	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30
Dollars in millions	2019	2019	2019	2018	2018	2019	2019	2019	2018	2018
Commercial	$82	$105	$80	$82	$60.07%		.08%	.07%	.07%	.05%
Commercial real estate	3	9	43	6	8.01%		.03%	.15%	.02%	.03%
Equipment lease financing	6	7	84	56	29.08%		.09%	1.14%	.77%	.40%
Home equity	53	56	59	66	77.21%		.22%	.23%	.25%	.29%
Residential real estate
Non government insured	76	80	91	75	70.36%		.40%	.48%	.40%	.38%
Government insured	53	54	62	60	60.25%		.27%	.32%	.32%	.33%
Automobile	145	119	97	113	104.91%		.76%	.66%	.78%	.73%
Credit card	56	47	45	46	45.82%		.72%	.72%	.72%	.75%
Education
Non government insured	8	7	9	10	10.23%		.20%	.24%	.26%	.25%
Government insured	48	53	54	59	71	1.39%	1.49%	1.46%	1.54%	1.80%
Other consumer	17	13	10	12	17.35%		.28%	.22%	.26%	.38%
Total	$547	$550	$634	$585	$551.23%		.23%	.27%	.26%	.25%

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	Amount					Percent of Total Outstandings
	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30
Dollars in millions	2019	2019	2019	2018	2018	2019	2019	2019	2018	2018
Commercial	$49	$33	$25	$54	$35.04%		.03%	.02%	.05%	.03%
Commercial real estate	3	1	1	3	3.01%		.00%	.00%	.01%	.01%
Equipment lease financing	4	3	5	12	16.05%		.04%	.07%	.16%	.22%
Home equity	24	20	21	25	30.10%		.08%	.08%	.10%	.11%
Residential real estate
Non government insured	20	20	13	17	16.09%		.10%	.07%	.09%	.09%
Government insured	57	55	49	56	51.27%		.27%	.26%	.30%	.28%
Automobile	36	29	26	29	25.22%		.19%	.18%	.20%	.17%
Credit card	33	29	28	29	28.48%		.45%	.45%	.46%	.47%
Education
Non government insured	5	4	5	4	6.14%		.11%	.13%	.10%	.15%
Government insured	30	32	33	37	42.87%		.90%	.89%	.97%	1.06%
Other consumer	8	9	6	5	6.16%		.19%	.13%	.11%	.13%
Total	$269	$235	$212	$271	$258.11%		.10%	.09%	.12%	.12%

Table 13: Accruing Loans Past Due 90 Days or More (a)

	Amount					Percent of Total Outstandings
	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Sept. 30
Dollars in millions	2019	2019	2019	2018	2018	2019	2019	2019	2018	2018
Commercial	$64	$59	$71	$52	$67.05%		.05%	.06%	.04%	.06%
Residential real estate
Non government insured	15	13	18	19	15.07%		.06%	.09%	.10%	.08%
Government insured	287	293	305	344	342	1.36%	1.46%	1.60%	1.84%	1.88%
Automobile	11	8	10	12	8.07%		.05%	.07%	.08%	.06%
Credit card	57	48	53	53	48.84%		.74%	.85%	.83%	.80%
Education
Non government insured	3	3	3	3	3.09%		.08%	.08%	.08%	.08%
Government insured	87	92	123	138	129	2.51%	2.59%	3.32%	3.61%	3.26%
Other consumer	8	8	7	8	7.16%		.17%	.15%	.17%	.15%
Total	$532	$524	$590	$629	$619.22%		.22%	.25%	.28%	.28%
(a) Excludes loans held for sale and purchased impaired loans.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10

Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. The branch network is located in markets across the Mid-Atlantic, Midwest and Southeast. In 2018, Retail Banking launched its national expansion strategy designed to grow customers with digitally-led banking and an ultra-thin branch network in markets outside of our existing retail branch network. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to government agency and/or third-party standards, and either sold, servicing retained, or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, and capital markets-related products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services, funds transfer services, information reporting and global trade services. Capital markets-related products and services include foreign exchange, derivatives, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides personal wealth management for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is comprised of three distinct operating units:

•
Wealth management provides products and services to individuals and their families including investment and retirement planning, customized investment management, private banking, and trust management and administration for individuals and their families.

•
Our Hawthorn unit provides multi-generational family planning including estate, financial, tax planning, fiduciary, investment management and consulting, private banking, personal administrative services, asset custody and customized performance reporting to ultra high net worth clients.

•
Institutional asset management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, and fiduciary retirement advisory services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

BlackRock, in which we hold an equity investment, is a leading publicly-traded investment management firm providing a broad range of investment and technology services to institutional and retail clients worldwide. Using a diverse platform of alpha-seeking active, index and cash management investment strategies across asset classes, BlackRock tailors investment outcomes and asset allocation solutions for clients. Product offerings include single- and multi-asset class portfolios investing in equities, fixed income, alternatives and money market instruments. BlackRock also offers technology services, including an investment and risk management technology platform, as well as advisory services and solutions to a broad base of institutional and wealth management clients. Our equity investment in BlackRock provides us with an additional source of noninterest income and increases our overall revenue diversification. BlackRock is a publicly-traded company, and additional information regarding its business is available in its filings with the Securities and Exchange Commission (SEC). At September 30, 2019, our economic interest in BlackRock was 22%.

Table 14: Period End Employees

	September 30	June 30	March 31	December 31	September 30
	2019	2019	2019	2018	2018
Full-time employees
Retail Banking	28,279	28,671	28,992	29,180	29,296
Other full-time employees	21,701	21,571	21,652	21,748	21,768
Total full-time employees	49,980	50,242	50,644	50,928	51,064
Part-time employees
Retail Banking	1,823	2,037	1,887	1,974	2,071
Other part-time employees	153	518	180	161	187
Total part-time employees	1,976	2,555	2,067	2,135	2,258
Total	51,956	52,797	52,711	53,063	53,322

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11

Table 15: Summary of Business Segment Income and Revenue (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2019	2019	2019	2018	2018	2019	2018
Income
Retail Banking	$347	$325	$264	$313	$228	$936	$751
Corporate & Institutional Banking	645	602	552	651	642	1,799	1,857
Asset Management Group	46	80	45	42	55	171	160
Other, including BlackRock (b)	354	367	410	345	475	1,131	1,227
Net income	$1,392	$1,374	$1,271	$1,351	$1,400	$4,037	$3,995

Revenue
Retail Banking	$2,137	$2,033	$1,944	$2,015	$1,927	$6,114	$5,735
Corporate & Institutional Banking	1,584	1,578	1,474	1,562	1,517	4,636	4,481
Asset Management Group	286	354	287	286	299	927	893
Other, including BlackRock (b)	486	474	581	477	614	1,541	1,683
Total revenue	$4,493	$4,439	$4,286	$4,340	$4,357	$13,218	$12,792

(a)
Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

(b)
Includes earnings and gains or losses related to PNC's equity interest in BlackRock and residual activities that do not meet the criteria for disclosure as a separate reportable business. We provide additional information on these activities in our Form 10-K and Form 10-Q filings with the SEC.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12

Table 16: Retail Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2019	2019	2019	2018	2018	2019	2018
Income Statement
Net interest income	$1,393	$1,376	$1,349	$1,319	$1,305	$4,118	$3,800
Noninterest income	744	657	595	696	622	1,996	1,935
Total revenue	2,137	2,033	1,944	2,015	1,927	6,114	5,735
Provision for credit losses	147	81	128	119	113	356	254
Noninterest expense	1,536	1,527	1,468	1,487	1,514	4,531	4,491
Pretax earnings	454	425	348	409	300	1,227	990
Income taxes	107	100	84	96	72	291	239
Earnings	$347	$325	$264	$313	$228	$936	$751
Average Balance Sheet
Loans held for sale	$760	$554	$441	$559	$704	$586	$662
Loans
Consumer
Home equity	$22,434	$22,620	$22,990	$23,407	$23,777	$22,679	$24,188
Automobile	15,761	15,222	14,608	14,375	14,169	15,201	13,643
Education	3,538	3,665	3,816	3,918	4,039	3,672	4,208
Credit cards	6,624	6,376	6,204	6,112	5,889	6,403	5,746
Other	2,309	2,179	2,068	1,985	1,857	2,187	1,794
Total consumer	50,666	50,062	49,686	49,797	49,731	50,142	49,579
Commercial and commercial real estate	10,379	10,481	10,461	10,339	10,209	10,440	10,397
Residential mortgage	16,630	15,737	15,034	14,637	14,153	15,806	13,767
Total loans	$77,675	$76,280	$75,181	$74,773	$74,093	$76,388	$73,743
Total assets	$93,222	$92,350	$91,255	$91,164	$89,963	$92,282	$89,259
Deposits
Noninterest-bearing demand	$32,092	$31,516	$30,389	$31,011	$31,159	$31,338	$30,555
Interest-bearing demand	41,420	42,735	42,477	41,655	41,778	42,207	42,172
Money market	24,807	25,799	26,773	27,256	28,876	25,786	30,656
Savings	57,752	56,075	53,100	49,771	47,964	55,659	46,091
Certificates of deposit	12,766	12,704	12,381	12,153	11,974	12,619	11,957
Total deposits	$168,837	$168,829	$165,120	$161,846	$161,751	$167,609	$161,431
Performance Ratios
Return on average assets	1.48%	1.41%	1.17%	1.36%	1.01%	1.36%	1.12%
Noninterest income to total revenue	35%	32%	31%	35%	32%	33%	34%
Efficiency	72%	75%	76%	74%	79%	74%	78%

(a)	See note (a) on page 11.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13

Retail Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2019	2019	2019	2018	2018	2019	2018
Supplemental Noninterest Income Information
Consumer services	$305	$299	$277	$291	$284	$881	$837
Brokerage	$92	$86	$89	$90	$86	$267	$260
Residential mortgage	$134	$82	$65	$59	$76	$281	$257
Service charges on deposits	$178	$164	$162	$185	$179	$504	$503
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$123	$124	$123	$125	$127
Serviced portfolio acquisitions	$3	$5	$1	$2	$6	$9	$10
MSR asset value (b)	$0.9	$1.0	$1.1	$1.3	$1.4
MSR capitalization value (in basis points) (b)	72	80	92	100	108
Servicing income: (in millions)
Servicing fees, net (c)	$44	$42	$53	$49	$42	$139	$132
Mortgage servicing rights valuation, net of economic hedge	$40	$7	$(9)	$(19)	$—	$38	$22
Residential mortgage loan statistics
Loan origination volume (in billions)	$3.4	$2.9	$1.7	$1.6	$2.1	$8.0	$5.8
Loan sale margin percentage	2.59%	2.24%	2.35%	2.49%	2.21%	2.41%	2.39%
Percentage of originations represented by:
Purchase volume (d)	44%	54%	56%	67%	72%	50%	67%
Refinance volume	56%	46%	44%	33%	28%	50%	33%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	58%	56%	57%	55%	55%	57%	54%
Digital consumer customers (f)	70%	69%	68%	67%	66%	69%	65%
Credit-related statistics
Nonperforming assets	$1,056	$1,074	$1,109	$1,126	$1,145
Net charge-offs	$128	$120	$132	$112	$96	$380	$308
Other statistics
ATMs	9,102	9,072	9,112	9,162	9,093
Branches (g)	2,310	2,321	2,347	2,372	2,388
Brokerage account client assets (in billions) (h)	$52	$52	$51	$47	$51

(a)	Represents mortgage loan servicing balances for third parties and the related income.

(b)	Presented as of period end, except for customer-related statistics, which are quarterly averages, and net charge-offs, which are for the three months ended.

(c)
Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan prepayments and loans that were paid down or paid off during the period.

(d)	Mortgages with borrowers as part of residential real estate purchase transactions.

(e)	Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.

(f)	Represents consumer checking relationships that process the majority of their transactions through non-teller channels.

(g)	Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.

(h)	Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14

Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2019	2019	2019	2018	2018	2019	2018
Income Statement
Net interest income	$930	$917	$898	$930	$925	$2,745	$2,707
Noninterest income	654	661	576	632	592	1,891	1,774
Total revenue	1,584	1,578	1,474	1,562	1,517	4,636	4,481
Provision for credit losses (benefit)	48	100	71	42	(13)	219	43
Noninterest expense	703	698	686	687	698	2,087	2,019
Pretax earnings	833	780	717	833	832	2,330	2,419
Income taxes	188	178	165	182	190	531	562
Earnings	$645	$602	$552	$651	$642	$1,799	$1,857
Average Balance Sheet
Loans held for sale	$720	$330	$347	$669	$514	$467	$763
Loans
Commercial	$114,701	$113,702	$108,641	$106,082	$103,474	$112,371	$102,342
Commercial real estate	26,570	26,224	25,971	26,183	26,650	26,257	26,699
Equipment lease financing	7,272	7,284	7,264	7,216	7,202	7,273	7,512
Total commercial lending	148,543	147,210	141,876	139,481	137,326	145,901	136,553
Consumer	13	16	20	22	32	16	49
Total loans	$148,556	$147,226	$141,896	$139,503	$137,358	$145,917	$136,602
Total assets	$168,193	$163,897	$157,169	$156,997	$153,987	$163,126	$153,149
Deposits
Noninterest-bearing demand	$38,740	$38,765	$39,551	$42,678	$43,480	$39,016	$44,577
Money market	29,456	26,948	25,630	25,691	24,285	27,358	23,511
Other	27,623	24,811	23,374	23,423	20,343	25,285	19,182
Total deposits	$95,819	$90,524	$88,555	$91,792	$88,108	$91,659	$87,270
Performance Ratios
Return on average assets	1.52%	1.47%	1.42%	1.65%	1.66%	1.47%	1.62%
Noninterest income to total revenue	41%	42%	39%	40%	39%	41%	40%
Efficiency	44%	44%	47%	44%	46%	45%	46%
Other Information
Consolidated revenue from:
Treasury Management (b)	$460	$467	$445	$461	$453	$1,372	$1,318
Capital Markets (b)	$290	$313	$246	$272	$275	$849	$816
Commercial mortgage banking activities
Commercial mortgage loans held for sale (c)	$38	$20	$15	$29	$26	$73	$78
Commercial mortgage loan servicing income (d)	71	65	54	68	64	190	179
Commercial mortgage servicing rights valuation, net of economic hedge (e)	1	11	5	1	2	17	26
Total	$110	$96	$74	$98	$92	$280	$283
MSR asset value (f)	$595	$630	$681	$726	$766
Average Loans by C&IB business (g)
Corporate Banking	$74,883	$74,366	$71,089	$67,567	$66,560	$73,460	$66,145
Real Estate	38,172	37,143	36,357	38,141	37,463	37,231	37,379
Business Credit	22,824	22,877	21,728	21,431	20,928	22,480	20,588
Commercial Banking	7,947	8,080	8,118	8,031	8,112	8,048	8,135
Other	4,730	4,760	4,604	4,333	4,295	4,698	4,355
Total average loans	$148,556	$147,226	$141,896	$139,503	$137,358	$145,917	$136,602
Credit-related statistics
Nonperforming assets (f)	$526	$497	$388	$377	$355
Net charge-offs	$30	$23	$5	$2	$1	$58	$8

(a)	See note (a) on page 11.

(b)	Includes amounts reported in net interest income and noninterest income.

(c)
Includes other noninterest income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, originations fees, gains on sale of loans held for sale and net interest income on loans held for sale.

(d)
Represents net interest income and noninterest income (primarily in corporate service fees) from loan servicing net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.

(e)	Includes amounts reported in corporate service fees.

(f)	Presented as of period end.

(g)	As a result of our first quarter 2019 C&IB business realignment, average loans previously reported as Equipment Finance were reclassified to other C&IB businesses for all periods presented.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15

Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2019	2019	2019	2018	2018	2019	2018
Income Statement
Net interest income	$70	$68	$70	$70	$71	$208	$217
Noninterest income	216	286	217	216	228	719	676
Total revenue	286	354	287	286	299	927	893
Provision for credit losses (benefit)	(1)	—	(1)	—	2	(2)	2
Noninterest expense	228	249	230	232	225	707	681
Pretax earnings	59	105	58	54	72	222	210
Income taxes	13	25	13	12	17	51	50
Earnings	$46	$80	$45	$42	$55	$171	$160
Average Balance Sheet
Loans
Consumer	$4,207	$4,216	$4,362	$4,522	$4,623	$4,261	$4,702
Commercial and commercial real estate	758	731	752	705	727	747	734
Residential mortgage	1,980	1,792	1,723	1,666	1,605	1,833	1,561
Total loans	$6,945	$6,739	$6,837	$6,893	$6,955	$6,841	$6,997
Total assets	$7,331	$7,150	$7,259	$7,328	$7,397	$7,247	$7,455
Deposits
Noninterest-bearing demand	$1,299	$1,347	$1,388	$1,469	$1,440	$1,344	$1,455
Interest-bearing demand	3,393	2,891	3,076	3,055	3,253	3,121	3,413
Money market	1,740	1,785	2,036	2,001	2,112	1,852	2,339
Savings	6,302	5,875	5,723	5,294	4,955	5,969	4,754
Other	893	797	697	634	537	797	408
Total deposits	$13,627	$12,695	$12,920	$12,453	$12,297	$13,083	$12,369
Performance Ratios
Return on average assets	2.49%	4.49%	2.51%	2.27%	2.95%	3.15%	2.87%
Noninterest income to total revenue	76%	81%	76%	76%	76%	78%	76%
Efficiency	80%	70%	80%	81%	75%	76%	76%
Other Information
Nonperforming assets (b)	$42	$45	$48	$46	$51
Net charge-offs	$—	$—	$1	$1	$1	$1	$8
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$163	$162	$158	$148	$159
Nondiscretionary client assets under administration	135	132	130	124	134
Total	$298	$294	$288	$272	$293
Discretionary client assets under management
Personal	$98	$99	$95	$87	$97
Institutional	65	63	63	61	62
Total	$163	$162	$158	$148	$159

(a)	See note (a) on page 11.

(b)	As of period end.

(c)	Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16

Glossary of Terms

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus (less) unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Basel III common equity Tier 1 capital - Common stock plus related surplus, net of treasury stock, plus retained earnings, plus accumulated other comprehensive income for securities currently and those transferred from available for sale and pension and other postretirement benefit plans, subject to phase-in limits, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Significant common stock investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items individually exceed 10%, or in the aggregate exceed 15%, of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Combined loan-to-value ratio (CLTV) - This is the aggregate principal balance(s) of the mortgages on a property divided by its appraised value or purchase price.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Duration of equity - An estimate of the rate sensitivity of our economic value of equity. A negative duration of equity is associated with asset sensitivity (i.e., positioned for rising interest rates), while a positive value implies liability sensitivity (i.e., positioned for declining interest rates). For example, if the duration of equity is -1.5 years, the economic value of equity increases by 1.5% for each 100 basis point increase in interest rates.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17

Fee income - When referring to the components of Noninterest income, we use the term fee income to refer to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

Futures and forward contracts - Contracts in which the buyer agrees to purchase and the seller agrees to deliver a specific financial instrument at a predetermined price or yield. May be settled either in cash or by delivery of the underlying financial instrument.

GAAP - Accounting principles generally accepted in the United States of America.

Impaired loans - Loans are determined to be impaired when, based on current information and events, it is probable that all contractually required payments will not be collected. Impaired loans include commercial nonperforming loans and consumer and commercial TDRs, regardless of nonperforming status. Excluded from impaired loans are nonperforming leases, loans held for sale, loans accounted for under the fair value option, smaller balance homogenous type loans and purchased impaired loans.

Leverage ratio - Tier 1 capital divided by average quarterly adjusted total assets.

LIBOR - Acronym for London InterBank Offered Rate. LIBOR is the average interest rate charged when banks in the London wholesale money market (or interbank market) borrow unsecured funds from each other. LIBOR rates are used as a benchmark for interest rates on a global basis. Our product set includes loans priced using LIBOR as a benchmark.

Loan-to-value ratio (LTV) - A calculation of a loan's collateral coverage that is used both in underwriting and assessing credit risk in our lending portfolio. LTV is the sum total of loan obligations secured by collateral divided by the market value of that same collateral. Market values of the collateral are based on an independent valuation of the collateral. For example, a LTV of less than 90% is better secured and has less credit risk than a LTV of greater than or equal to 90%.

Loss given default (LGD) - An estimate of loss, net of recovery based on collateral type, collateral value, loan exposure, and other factors. Each loan has its own LGD. The LGD risk rating measures the percentage of exposure of a specific credit obligation that we expect to lose if default occurs. LGD is net of recovery, through any means, including but not limited to the liquidation of collateral or deficiency judgments rendered from foreclosure or bankruptcy proceedings.

Nonaccrual loans - Loans for which we do not accrue interest income. Nonaccrual loans include nonperforming loans, in addition to loans accounted for under fair value option and loans accounted for as held for sale for which full collection of contractual principal and/or interest is not probable.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets, but exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale, loans accounted for under the fair value option and purchased impaired loans. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost for which we do not accrue interest income. Nonperforming loans include loans to commercial, commercial real estate, equipment lease financing, home equity, residential real estate, automobile, credit card and other consumer customers as well as TDRs which have not returned to performing status. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale, loans accounted for under the fair value option and purchased impaired loans. Nonperforming loans exclude purchased impaired loans as we are currently accreting interest income over the expected life of the loans.

Notional amount - A number of currency units, shares, or other units specified in a derivative contract.

Operating leverage - The period to period dollar or percentage change in total revenue (GAAP basis) less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18

Options - Contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell the associated financial instrument at a set price during a specified period or at a specified date in the future.

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Excludes certain assets that have a government-guarantee which are classified as other receivables.

Probability of default (PD) - An internal risk rating that indicates the likelihood that a credit obligor will enter into default status.

Recovery - Cash proceeds received on a loan that we had previously charged off. We credit the amount received to the allowance for loan and lease losses.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - An intangible asset or liability created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.